UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2019

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 5, 2019, Energy Focus, Inc. (the “Company”) was informed by its independent registered public accounting firm, Plante & Moran PLLC (“Plante Moran”) of Plante Moran’s decision to decline to stand for reappointment as independent registered public accounting firm for the Company. The Company has initiated a request for proposal process to identify its auditors for 2019.

Plante Moran’s reports on the financial statements of the Company as of and for the years ended December 31, 2017 and December 31, 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the audit report for the fiscal year ended December 31, 2018 contained a “going concern” modification.

During the years ended December 31, 2017 and December 31, 2018 and through April 5, 2019, there were no disagreements with Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Plante Moran’s satisfaction would have caused Plante Moran to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2017 and December 31, 2018 and from December 31, 2018 through April 5, 2019, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Plante Moran with a copy of the foregoing disclosure and requested Plante Moran to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter furnished by Plante Moran, dated April 11, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2019, Robert Farkas resigned from the Board of Directors of Energy Focus, Inc. (the “Company”) and from each committee on which he served due to family medical issues. Mr. Farkas's resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies, or practices (financial or otherwise).

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

16.1	Letter from Plante & Moran, PLLC to the Securities and Exchange Commission dated April 11, 2019 regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2019

ENERGY FOCUS, INC.

	By:	/s/ James Tu
	Name:	James Tu
	Title:	Chairman, Chief Executive Officer & President

Exhibit Index

Exhibit
Number	Description

16.1	Letter from Plante & Moran, PLLC to the Securities and Exchange Commission dated April 11, 2019 regarding change in certifying accountant.